SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT ("Amendment"), dated effective as of August 26, 2015 (the “Effective Date”), is made and entered into by and among THERMON INDUSTRIES, INC., a Texas corporation (the “US Borrower”), Thermon Canada Inc., a Nova Scotia company (the “Canadian Borrower” and, together with the US Borrower, the “Borrowers” and each individually, a “Borrower”), the other undersigned Credit Parties (as defined in the Credit Agreement), JPMORGAN CHASE BANK, N.A., a national banking association, as US Agent, US Swingline Lender, a US L/C Issuer and a US Lender (as each is defined in the Credit Agreement), JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian Agent, Canadian Swingline Lender, a Canadian L/C Issuer and a Canadian Lender (as each is defined in the Credit Agreement), and all other undersigned Lenders (as defined in the Credit Agreement).

RECITALS:

WHEREAS, all of the undersigned are parties to an Amended and Restated Credit Agreement dated as of April 19, 2013, as previously amended pursuant to the terms of that certain First Amendment of Amended and Restated Credit Agreement dated as of June 11, 2014, by and among all of the undersigned (collectively the "Credit Agreement"); and

WHEREAS, all of the undersigned have agreed, on the terms and conditions herein set forth in this Amendment, that the Credit Agreement be further amended in certain respects.

AGREEMENTS:

NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and for other good and valuable consideration, the receipt and sufficiency which are hereby acknowledged and confessed, all of the undersigned do hereby agree as follows:

Section 1. General Definitions. Capitalized terms used herein which are defined in the Credit Agreement shall have the same meanings when used herein.

Section 2. Replacement of Certain Lenders; Corresponding Increases of Revolving Loan Commitments and Outstanding Principal Amount of US Term Loans by Remaining Lenders; Corresponding Amendments of Required Canadian Lenders, Required Lenders, Required US Revolving Lenders and Required US Term Lenders Definitions.

(a)    Replacement of Certain Lenders. Pursuant to the terms of certain Assignments dated as of the Effective Date (collectively the “Replaced Lender Assignments”), (i) Compass Bank and Comerica Bank (collectively the “Replaced Lenders”) have each sold and assigned all of its respective rights and obligations in its capacity as a Lender under the Credit Agreement (including the Loans owing to such Replacement Lender) and the other Loan Documents to the applicable undersigned Lenders, in the respective applicable percentages and amounts described in the Replaced Lender

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Assignments for each applicable undersigned Lender, and (ii) each of the undersigned Lenders, to the extent applicable, has purchased and assumed from each applicable Replaced Lender, in the respective applicable percentages and amounts described in the Replaced Lender Assignments for such undersigned Lender, the respective rights and obligations of the applicable Replaced Lender in its capacity as a Lender under the Credit Agreement (including the Loans owing to such Replacement Lender) and the other Loan Documents. As a result, it is hereby acknowledged that the Replaced Lenders are no longer Lenders under the Credit Agreement.

(b)    Resulting Increases of Revolving Loan Commitments. In order to comprehensively reflect the corresponding cumulative increases in each undersigned Lender’s applicable US Revolving Loan Commitment and/or Canadian Loan Commitment evidenced by the Replaced Lender Assignments, Schedule 1.1(b) to the Credit Agreement is hereby replaced in its entirety with Schedule 1.1(b) attached to this Amendment. Accordingly, (i) each undersigned US Revolving Lender’s respective US Revolving Loan Commitment is hereby agreed to be the amount set forth opposite such US Revolving Lender’s name in the attached Schedule 1.1(b) under the heading “US Revolving Loan Commitments”, as the same may be reduced or increased from time to time in accordance with the terms of the Credit Agreement, and (ii) each undersigned Canadian Lender’s respective Canadian Revolving Loan Commitment is hereby amended to be the amount set forth opposite such Canadian Lender’s name in the attached Schedule 1.1(b) under the heading “Canadian Revolving Loan Commitments”, as the same may be reduced or increased from time to time in accordance with the terms of the Credit Agreement. Each undersigned US Revolving Lender hereby severally agrees to fund to the US Agent, as of the Effective Date and in accordance with the other applicable provisions of the Credit Agreement, the pro rata amount of the US Revolving Loans of the Replaced Lenders outstanding on the Effective Date (if any) which have been purchased and assumed by such US Revolving Lender pursuant to the terms of the Replaced Lender Assignments, and the US Agent agrees to promptly pay the applicable portions thereof to the applicable Replaced Lenders promptly after receipt of such amount from such US Revolving Lender. Each undersigned Canadian Lender hereby severally agrees to fund to the Canadian Agent, as of the Effective Date and in accordance with the other applicable provisions of the Credit Agreement, the pro rata amount of the Canadian Revolving Loans of the Replaced Lenders outstanding on the Effective Date (if any) which have been purchased and assumed by such Canadian Lender pursuant to the terms of the Replaced Lender Assignments, and the Canadian Agent agrees to promptly pay the applicable portions thereof to the applicable Replaced Lenders promptly after receipt of such amount from such Canadian Lender.

(c)    Resulting Increases of Outstanding Principal Amount of US Term Loans.
In order to comprehensively reflect the corresponding cumulative increases in the outstanding principal amount of the US Term Loan of each undersigned US Term Lender evidenced by the Replaced Lender Assignments, the respective outstanding principal amount of each US Term Lender’s US Term Loan is hereby agreed to be the amount set forth opposite such US Term Lender’s name in Exhibit A attached hereto. Each undersigned US Term Lender hereby severally agrees to fund to the US Agent, as of the Effective Date and in accordance with the other applicable provisions of the Credit Agreement, the amount of such US Term Lender’s respective increase in the outstanding principal amount of its US Term Loan, and the US Agent agrees to promptly pay the applicable portions thereof to the

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applicable Replaced Lenders promptly after receipt of such amount from such US Term Lender.

(d)    The definitions of “Required Canadian Lenders”, “Required Lenders”, “Required US Revolving Lenders” and “Required US Term Lenders” contained in Section 11.1 of the Credit Agreement are hereby amended and restated in their entirety to hereafter be and read as follows:

“Required Canadian Lenders” means at any time (a) not less than three (3) Canadian Lenders then holding more than fifty percent (50%) of the sum of the Aggregate Canadian Revolving Loan Commitments then in effect, or (b) if the Aggregate Canadian Revolving Loan Commitments have terminated, not less than three (3) Canadian Lenders then holding more than fifty percent (50%) of the sum of the US Dollar Equivalent of the aggregate outstanding amount of Canadian Revolving Loans, the US Dollar Equivalent of outstanding Canadian Letter of Credit Obligations, the US Dollar Equivalent of amounts of participations in Canadian Swing Loans and the US Dollar Equivalent of the principal amount of unparticipated portions of Canadian Swing Loans.
“Required Lenders” means at any time not less than three (3) Lenders then holding more than fifty percent (50%) of the sum of (a) the Aggregate US Revolving Loan Commitment then in effect, or if the Aggregate US Revolving Loan Commitment has terminated, the US Dollar Equivalent of the aggregate unpaid principal amount of Revolving Loans (other than Swing Loans) then outstanding, outstanding Letter of Credit Obligations, amounts of participations in Swing Loans and the principal amount of unparticipated portions of Swing Loans, and (b) the Aggregate US Term Loan Commitment then in effect, or if the US Term Loans have been advanced or if the Aggregate US Term Loan Commitment has otherwise terminated, the aggregate unpaid principal amount of the US Term Loans then outstanding.
“Required US Revolving Lenders” means at any time (a) not less than three (3) US Revolving Lenders then holding more than fifty percent (50%) of the Aggregate US Revolving Loan Commitment then in effect, or (b) if the Aggregate US Revolving Loan Commitment has terminated, not less than three (3) US Revolving Lenders then holding more than fifty percent (50%) of the sum of the aggregate outstanding amount of US Revolving Loans, outstanding US Letter of Credit Obligations, amounts of participations in US Swing Loans and the principal amount of unparticipated portions of US Swing Loans.
“Required US Term Lenders” means at any time not less than three (3) US Term Lenders then holding more than fifty percent (50%) of the aggregate unpaid principal amount of the US Term Loans then outstanding.
Section 3. Modification of “Applicable Margin” Definition. The definition of “Applicable Margin” contained in Section 11.1 of the Credit Agreement is hereby amended and restated in its entirety to hereafter be and read as follows:

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“Applicable Margin” means, for any day, with respect to any LIBOR Rate Loan, CDOR Rate Loan, Base Rate Loan or Canadian Prime Rate Loan, or with respect to the Unused Commitment Fee, as the case may be, the applicable rate per annum set forth below under the caption “Adjusted LIBOR Rate Spread/CDOR Rate Spread”, “Base Rate Spread/Canadian Prime Rate Spread” or “Unused Commitment Fee Rate”, as the case may be, based upon the Leverage Ratio, provided that until the effective date of the first adjustment in the Applicable Margin occurring after August 26, 2015 in accordance with the terms set forth below, the “Applicable Margin” shall be the applicable rate per annum set forth below in Category 3..

Leverage Ratio	Adjusted LIBOR Rate Spread/CDOR Rate Spread/ Canadian Prime Rate Spread	Base Rate Spread	Unused Commitment Fee Rate
Category 1: ≥ 2.00 to 1.0	2.25%	1.25%	0.35%
Category 2: < 2.00 to 1.0, but ≥ 1.50 to 1.0	2.00%	1.00%	0.30%
Category 3: < 1.50 to 1.0, but ≥ 1.00 to 1.0	1.75%	0.75%	0.25%
Category 4: < 1.00 to 1.0	1.50%	0.50%	0.20%

For purposes of the foregoing, (a) the Applicable Margin shall be determined as of the end of each Fiscal Quarter (commencing with the Fiscal Quarter ending September 30, 2015) based upon the Leverage Ratio during the most recently ended Fiscal Quarter and (b) each change in the Applicable Margin shall be effective on and including the fifth (5th) Business Day after the date of delivery to the US Agent of the consolidated financial statements of Holdings indicating such change. Notwithstanding the foregoing, the “Applicable Margin” shall be the applicable rate per annum set forth above in Category 1 during the period that any Specified Event of Default exists.
Section 4. Modification of Permitted Acquisition Related Provisions.

(a)    Deletion of Liquidity Requirement and Increase of Aggregate US Dollar Equivalent Limitation in “Permitted Acquisition” Definition.

(i)    Subparagraph (e) in the definition of “Permitted Acquisition” contained in Section 11.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the words “Reserved”.

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(ii)    Subparagraph (f) in the definition of “Permitted Acquisition” contained in Section 11.1 of the Credit Agreement is hereby amended and restated in its entirety to hereafter be and read as follows:

(f)    the total consideration paid or payable (including without limitation, all transaction costs, assumed Indebtedness and Liabilities incurred, assumed or reflected on a consolidated balance sheet of the Credit Parties and their Subsidiaries after giving effect to such Acquisition and the maximum amount of all deferred payments, including the maximum amount of all earnouts, but excluding any such amounts paid or funded with the Net Issuance Proceeds of an Excluded Equity Issuance) for all Acquisitions consummated on or after August 26, 2015 shall not exceed the US Dollar Equivalent of $125,000,000 in the aggregate for all such Acquisitions.

(b)    Deletion of US Dollar Equivalent Limitation on Unsecured Earnouts in Indebtedness Negative Covenant. Subparagraph (n) in Section 5.5 of the Credit Agreement is hereby amended and restated in its entirety to hereafter be and read as follows:

(n)    unsecured earnouts incurred in connection with a Permitted Acquisition.

Section 5. Addition of Negative Covenant Permitted Exceptions for Letter of Credit Secured indebtedness.

(a)    Addition of Permitted Liens Exception for Indebtedness Secured by Letter of Credit. A new Subparagraph (cc) is hereby added to Section 5.1 of the Credit Agreement to hereafter be and read as follows:

(cc)    Liens consisting of pledges or assignments of any Letter of Credit and the proceeds thereof as collateral for Indebtedness permitted pursuant to the terms of Section 5.5(u).

(b)    Addition of Permitted Indebtedness Exception for Indebtedness Secured by Letter of Credit. A new Subparagraph (u) is hereby added to Section 5.5 of the Credit Agreement to hereafter be and read as follows:

(u)    Indebtedness which is fully backed or secured by one or more Letters of Credit and the proceeds thereof (i.e., the outstanding principal amount of such Indebtedness shall never exceed the aggregate amount remaining available to be drawn under such Letter(s) of Credit), but not any other collateral except to the extent that a Lien on such other collateral as security for such Indebtedness is otherwise permitted under the terms of Section 5.1.

Section 6. Modification of US Letter of Credit Related Provisions.

(a)    Modification of Existing Definitions. The definitions of “Canadian L/C Issuer”, “US L/C Issuer”, “US L/C Reimbursement Obligation”, “US Letter of Credit” and

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“US Letter of Credit Obligations” contained in Section 11.1 of the Credit Agreement are hereby amended and restated in their entirety to hereafter be and read as follow:

“Canadian L/C Issuer” means any Canadian Lender or an Affiliate thereof or a bank or other legally authorized Person, in each case, reasonably acceptable to Canadian Agent, in such Person’s capacity as an issuer of Canadian Letters of Credit hereunder; provided, however, that no Canadian Lender (other than Chase Canada) or its respective Affiliates shall be obligated to issue any Canadian Letter of Credit hereunder, and any issuance by such Canadian Lender (other than Chase Canada) or its respective Affiliates of any Canadian Letter of Credit, if requested by the Canadian Borrower hereunder, shall be at such Canadian Lender’s discretion.
“US L/C Issuer” means any US Revolving Lender or an Affiliate thereof or a bank or other legally authorized Person, in each case, reasonably acceptable to US Agent, in such Person’s capacity as an issuer of Letters of Credit hereunder; provided, however, that no US Revolving Lender (other than Chase) or its respective Affiliates shall be obligated to issue any US Letter of Credit hereunder, and any issuance by such US Revolving Lender (other than Chase) or its respective Affiliates of any US Letter of Credit, if requested by the US Borrower hereunder, shall be at such US Revolving Lender’s discretion.
“US L/C Reimbursement Obligation” means, for any US Letter of Credit, the obligation of the US Borrower to the US L/C Issuer thereof or to US Agent, as and when matured, to pay all amounts drawn under such US Letter of Credit in the same currency in which such drawn amounts were actually paid by the US L/C Issuer thereof to or on behalf of the applicable beneficiary thereunder.
“US Letter of Credit” means documentary or standby letters of credit issued for the account of the US Borrower by US L/C Issuers in denominations of Dollars or other applicable Agreed Currencies requested by US Borrower in accordance with the terms hereof, and bankers’ acceptances issued by US Borrower, for which US Agent and Lenders have incurred US Letter of Credit Obligations.
“US Letter of Credit Obligations” means all outstanding obligations incurred by US Agent and US Revolving Lenders at the request of the US Borrower, whether direct or indirect, contingent or otherwise, due or not due, in connection with the issuance of US Letters of Credit by US L/C Issuers or the purchase of a participation as set forth in subsection 1.1(c) with respect to any US Letter of Credit. The amount of such US Letter of Credit Obligations shall at any time be equal to the sum of (a) the aggregate undrawn US Dollar Equivalent amount of all outstanding US Letters of Credit at such time plus (b) the aggregate US Dollar Equivalent amount of all payments made by any US L/C Issuers pursuant to a US Letter of Credit that have not yet been reimbursed by or on behalf of the US Borrower at such time.
(b)    Addition of Definitions. New definitions for the terms “Agreed Currencies,” “Euros”, “Foreign Currency” and “Foreign Currency US Letters of Credit” are hereby added in proper alphabetical order to Section 11.1 of the Credit Agreement to hereafter be and read as follows:

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“Agreed Currencies” means (a) Dollars, (b) Euros, (c) British Pounds Sterling, (d) Canadian Dollars, (e) Chinese Renminbi, and (f) any other currency that is (i) a lawful currency (other than Dollars) that is readily available and freely transferable and convertible into Dollars in the international interbank market, (ii) agreed to by the applicable US L/C Issuer and the US Agent, and (iii) is readily available for funding from all of the Lenders. “Agreed Currency” means any of the Agreed Currencies. For the purposes of this definition, each of the specific Foreign Currencies referred to above (other than Euros) shall mean and be deemed to refer to the lawful currency of the jurisdiction referred to in connection with such currency, e.g., “Canadian Dollars” means the lawful currency of Canada. Notwithstanding the foregoing, if, with respect to any currency designated or approved as an Agreed Currency (including without limitation, any Foreign Currency specified above in the definition of Agreed Currencies), (x) currency controls or other exchange regulations are imposed in the country in which such currency is issued with the result that different types of such currency are introduced, (y) such currency is, in the determination of the US Agent, no longer readily available or freely traded in the international interbank market or (z) in the determination of the US Agent, a US Dollar Equivalent amount of such currency is not readily calculable, the US Agent shall promptly notify US Borrower, and such currency shall no longer be an Agreed Currency for purposes hereof until such time as the US Agent agrees to reinstate such currency as an Agreed Currency.

“Euros” means euros referred to in Council Regulation (EC) No. 1103/97 dated June 17, 1997 passed by the Council of the European Union, or, if different, the then-lawful currency of the member states of the European Union that participate in the third stage of Economic and Monetary Union.

“Foreign Currency” means any Agreed Currency other than Dollars.

“Foreign Currency US Letters of Credit” means US Letters of Credit issued in any Foreign Currency.

(c)    Modification of Related Mandatory Revolving Loan Prepayment Provisions. Section 1.1(b) of the Credit Agreement is hereby amended and restated in its entirety to hereafter be and read as follows:

(b)     The Revolving Credits.

(i)    Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the Credit Parties contained herein, each US Revolving Lender severally and not jointly agrees to make Loans denominated in Dollars to the US Borrower (each such Loan, a “US Revolving Loan”, and for purposes of clarification, the term “US Revolving Loan” shall not include any US Swing Loans and US Letter of Credit Obligations) from time to time on any Business Day during the period from the Closing Date through the Final Availability Date, in an aggregate amount not to exceed at any time outstanding the amount set forth opposite such US Revolving Lender’s name in Schedule 1.1(b) under the heading “US Revolving Loan Commitments” (such amount as the same may be reduced or

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increased from time to time in accordance with this Agreement, being referred to herein as such US Revolving Lender’s “US Revolving Loan Commitment”); provided, however, that, after giving effect to any Borrowing of US Revolving Loans, the aggregate principal amount of all outstanding US Revolving Loans shall not exceed the Maximum US Revolving Loan Balance. Subject to the other terms and conditions hereof, amounts borrowed under this subsection 1.1(b)(i) may be repaid and reborrowed from time to time. The “Maximum US Revolving Loan Balance” from time to time will be equal to the Aggregate US Revolving Loan Commitment then in effect, less the sum of (i) the US Dollar Equivalent of the aggregate amount of US Letter of Credit Obligations, (ii) the aggregate principal amount of outstanding US Swing Loans, (iii) the US Dollar Equivalent of the aggregate principal amount of Canadian Revolving Loans and Canadian Swing Loans, and (iv) the US Dollar Equivalent of the aggregate amount of Canadian Letter of Credit Obligations. If at any time the then outstanding principal balance of US Revolving Loans exceeds the Maximum US Revolving Loan Balance, then the US Borrower shall prepay, or cause to be prepaid, outstanding Revolving Loans in an amount sufficient to eliminate such excess, within five (5) Business Days after the occurrence thereof; provided, no such prepayment shall be required if such excess (i) does not exceed three percent (3%) of the Maximum US Revolving Loan Balance, (ii) is solely attributable to a change in the exchange rate between Dollars and any Foreign Currencies, and (iii) in no event causes or results in any US Revolving Loans held by any US Revolving Lender to exceed such Lender’s US Revolving Loan Commitment; provided further, however, that any excess amount permitted by the foregoing proviso shall be reduced to zero ($0) within five (5) Business Days after any Agent notifies the US Borrower in writing that such excess has been outstanding for three (3) or more consecutive Business Days and demands payment of such excess as a result.

(ii)    Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the Credit Parties contained herein, each Canadian Lender severally and not jointly agrees to make Loans denominated in either Dollars or Canadian Dollars to the Canadian Borrower (each such Loan, a “Canadian Revolving Loan” , and for purposes of clarification, the term “Canadian Revolving Loan” shall not include any Canadian Swing Loans and Canadian Letter of Credit Obligations) from time to time on any Business Day during the period from the Closing Date through the Final Availability Date, in an aggregate amount not to exceed at any time outstanding the US Dollar Equivalent of the amount set forth opposite such Canadian Lender’s name in Schedule 1.1(b) under the heading “Canadian Revolving Loan Commitments” (such amount as the same may be reduced or increased from time to time in accordance with this Agreement, being referred to herein as such Canadian Lender’s “Canadian Revolving Loan Commitment”); provided, however, that, after giving effect to any Borrowing of Canadian Revolving Loans, the aggregate principal amount of all outstanding Canadian Revolving Loans shall not exceed the Maximum Canadian Revolving Loan Balance. Subject to the other terms and conditions hereof, amounts borrowed under this subsection 1.1(b)(ii) may be repaid and reborrowed from time to time. The “Maximum Canadian Revolving Loan Balance” from time to time will be equal to the Aggregate Canadian Revolving Loan Commitment then in effect, less the sum of (i) the aggregate amount of the US Dollar Equivalent of all Canadian Letter of

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Credit Obligations, (ii) the US Dollar Equivalent of the aggregate principal amount of outstanding Canadian Swing Loans, (iii) the aggregate principal amount of US Revolving Loans and US Swing Loans, and (iv) the US Dollar Equivalent of aggregate amount of US Letter of Credit Obligations. If at any time the then outstanding principal balance of Canadian Revolving Loans exceeds the Maximum Canadian Revolving Loan Balance, then the Canadian Borrower shall prepay outstanding Canadian Revolving Loans in an amount sufficient to eliminate such excess, within five (5) Business Days after the occurrence thereof; provided, no such prepayment shall be required if such excess (i) does not exceed three percent (3%) of the Maximum Canadian Revolving Loan Balance, (ii) is solely attributable to a change in the exchange rate between Dollars and any Foreign Currencies, and (iii) in no event causes or results in any Canadian Revolving Loans held by any Canadian Revolving Lender to exceed such Lender’s Canadian Revolving Loan Commitment; provided further, however, that any excess amount permitted by the foregoing proviso shall be reduced to zero ($0) within five (5) Business Days after the Canadian Agent notifies the Canadian Borrower in writing that such excess has been outstanding for five (5) or more consecutive Business Days and demands payment of such excess as a result.

(d)    Modification of US Letter of Credit Issuance Provisions. Section 1.1(c) of the Credit Agreement is hereby amended and restated in its entirety to hereafter be and read as follows:

(c)     US Letters of Credit.

(i)    Conditions. On the terms and subject to the conditions contained herein, the US Borrower may request that one or more US L/C Issuers Issue, in accordance with such US L/C Issuers’ usual and customary business practices, and for the account of the US Credit Parties, US Letters of Credit (denominated in Dollars or any other applicable Agreed Currency) from time to time on any Business Day during the period from the Closing Date through the earlier of (x) the Final Availability Date and (y) seven (7) days prior to the Revolving Termination Date; provided, however, that no US L/C Issuer shall Issue any US Letter of Credit during the continuance of any of the following or, if after giving effect to such Issuance:

(A)    (i) Aggregate Availability would be less than zero, or (ii) the US Dollar Equivalent of all Letter of Credit Obligations for all Letters of Credit would exceed the US Dollar Equivalent of $25,000,000 (the “L/C Sublimit”); provided, however, that if as of the most recent Computation Date (as defined in clause (viii) below), the aggregate US Dollar Equivalent of all Letter of Credit Obligations for all Letters of Credit exceeds the L/C Sublimit due to exchange rate fluctuations for any Foreign Currency in which outstanding Foreign Currency US Letters of Credit have been issued, then renewals and extensions, but not increases, of previously issued and outstanding US Letters of Credit shall continue to be permitted to be issued hereunder by the applicable US L/C Issuer, notwithstanding the L/C Sublimit continuing to be exceeded, so long as Aggregate Availability would not be

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less than zero after giving effect to the issuance of such renewal or extension of such previously issued and outstanding US Letters of Credit;

(B)    the expiration date of such US Letter of Credit (i) is not a Business Day, (ii) is more than one year after the date of issuance thereof (except to the extent expressly permitted in clause (y) below) or (iii) is later than seven (7) days prior to the Revolving Termination Date; provided, however, that (x) any US Letter of Credit with a term not exceeding one year may provide for its renewal for additional periods not exceeding one year as long as (1) each of the US Borrower and such US L/C Issuer have the option to prevent such renewal before the expiration of such term or any such period and (2) neither such US L/C Issuer nor the US Borrower shall permit any such renewal to extend such expiration date beyond the date set forth in clause (iii) above, and (y) US Letters of Credit having an expiration more than one year after the date of issuance thereof, but not longer than three years after the date of issuance thereof, shall be permitted as long as (1) the aggregate US Dollar Equivalent of all Letter of Credit Obligations for all such US Letters of Credit does not exceed the $5,000,000 outstanding at any time, and (2) no such US Letter of Credit shall have an expiration date beyond the date set forth in clause (iii) above; or

(C)    (i) any fee due in connection with, and on or prior to, such Issuance has not been paid, (ii) such US Letter of Credit is requested to be issued in a form that is not acceptable to such US L/C Issuer or (iii) such US L/C Issuer shall not have received, each in form and substance reasonably acceptable to it and duly executed by the US Borrower, the documents that such US L/C Issuer generally uses in the Ordinary Course of Business for the Issuance of letters of credit of the type of such US Letter of Credit (collectively, the “US L/C Reimbursement Agreement”).

Furthermore, any US L/C Issuer, may elect only to issue US Letters of Credit in its own name and may only issue US Letters of Credit to the extent permitted by Requirements of Law, and such US Letters of Credit may not be accepted by certain beneficiaries such as insurance companies. For each Issuance, the applicable US L/C Issuer may, but shall not be required to, determine that, or take notice whether, the conditions precedent set forth in Section 2.2 have been satisfied or waived in connection with the Issuance of any US Letter of Credit; provided, however, that no US Letters of Credit shall be Issued during the period starting on the first Business Day after the receipt by such US L/C Issuer of notice from US Agent or the Required Lenders that any condition precedent contained in Section 2.2 is not satisfied and ending on the date all such conditions are satisfied or duly waived.

Notwithstanding anything else to the contrary herein, if any US Revolving Lender is a Defaulting Lender, no US L/C Issuer shall be obligated to Issue any US Letter of Credit unless (w) the Defaulting Lender has been replaced in accordance with Section 9.9 or 9.22, (x) the Letter of Credit Obligations of such Defaulting Lender have been cash collateralized, (y) the US Revolving Loan Commitment of each of the other US Revolving Lenders have been increased by an amount sufficient to

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satisfy US Agent that all future US Letter of Credit Obligations will be covered by all US Revolving Lenders that are not Defaulting Lenders, or (z) the Letter of Credit Obligations of such Defaulting Lender have been reallocated to other Lenders in a manner consistent with subsection 1.12(c).

(ii)    Notice of Issuance. The US Borrower shall give the relevant US L/C Issuer and US Agent a notice of any requested Issuance of any US Letter of Credit (which shall include the Agreed Currency denomination of the requested US Letter of Credit) which shall be effective only if received by such US L/C Issuer and US Agent not later than 9:00 a.m. (Central time) on the third Business Day prior to the date of such requested Issuance. Such notice shall be made in a writing or Electronic Transmission substantially in the form of Exhibit 1.1(c) duly completed or in a writing in any other form reasonably acceptable to the L/C Issuer (an “L/C Request”) or by telephone if confirmed promptly in writing or Electronic Transmission.

(iii)    Reporting Obligations of US L/C Issuers. Each US L/C Issuer agrees to provide US Agent, in form and substance satisfactory to US Agent, each of the following on the following dates: (A) (i) on or prior to any Issuance of any US Letter of Credit by such US L/C Issuer, (ii) immediately after any drawing under any such US Letter of Credit or (iii) immediately after any payment (or failure to pay when due) by the US Borrower of any related US L/C Reimbursement Obligation, notice thereof, which shall contain a reasonably detailed description of such Issuance, drawing or payment (which shall include the Agreed Currency denomination of such Issuance, drawing or payment) and US Agent shall provide copies of such notices to each US Revolving Lender reasonably promptly after receipt thereof; (B) upon the request of US Agent (or any US Revolving Lender through US Agent), copies of any US Letter of Credit Issued by such US L/C Issuer and any related US L/C Reimbursement Agreement and such other documents and information as may reasonably be requested by US Agent; and (C) on the first Business Day of each calendar week, a schedule of the US Letters of Credit Issued by such US L/C Issuer, in form and substance reasonably satisfactory to US Agent, setting forth the US Letter of Credit Obligations for such US Letters of Credit outstanding (including the Agreed Currency denomination of each such outstanding US Letter of Credit) on the last Business Day of the previous calendar week.

(iv)    Acquisition of Participations. Upon any Issuance of a US Letter of Credit in accordance with the terms of this Agreement resulting in any increase in the US Letter of Credit Obligations, each US Revolving Lender shall be deemed to have acquired, without recourse or warranty, an undivided interest and participation in such US Letter of Credit and the related US Letter of Credit Obligations in an amount equal to its Commitment Percentage of such US Letter of Credit Obligations.

(v)    Reimbursement Obligations of the US Borrower. The US Borrower agrees to pay to the US L/C Issuer of any US Letter of Credit each US L/C Reimbursement Obligation (said payment to be made in Dollars in an amount equal to the US Dollar Equivalent, determined as of the date of payment by the US L/C Issuer under the applicable US Letter of Credit, of the amounts drawn under such US Letter of Credit and actually paid by the US L/C Issuer thereof to or on behalf

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of the applicable beneficiary thereunder) owing with respect to such US Letter of Credit no later than the first Business Day after the US Borrower receives notice from such US L/C Issuer that payment has been made under such US Letter of Credit or that such US L/C Reimbursement Obligation is otherwise due (the “US L/C Reimbursement Date”) with interest thereon (payable in Dollars) computed as set forth in clause (A) below. In the event that any US L/C Reimbursement Obligation is not repaid by the US Borrower as provided in this clause (v) (or any such payment by the US Borrower is rescinded or set aside for any reason), such US L/C Issuer shall promptly notify US Agent of such failure (and, upon receipt of such notice, US Agent shall notify each US Revolving Lender) and, irrespective of whether such notice is given, such US L/C Reimbursement Obligation shall be payable on demand by the US Borrower with interest thereon computed (A) from the date on which such US L/C Reimbursement Obligation arose to the US L/C Reimbursement Date, at the interest rate applicable during such period to US Revolving Loans that are Base Rate Loans and (B) thereafter until payment in full, at the interest rate specified in subsection 1.3(c) to past due US Revolving Loans that are Base Rate Loans (regardless of whether or not an election is made under such subsection).
(vi)    Reimbursement Obligations of the US Revolving Credit Lenders.

(1)    Upon receipt of the notice described in clause (v) above from US Agent, each US Revolving Lender shall pay to US Agent for the account of such US L/C Issuer its Commitment Percentage of such US Letter of Credit Obligations (as such amount may be increased pursuant to subsection 1.12(c)(i)), said payment to be made in Dollars in an amount equal to the US Dollar Equivalent (determined as of the date of payment by the US L/C Issuer under the applicable US Letter of Credit) of the amounts drawn under such US Letter of Credit and actually paid by the US L/C Issuer thereof to or on behalf of the applicable beneficiary thereunder.
(2)    By making any payment described in clause (1) above (other than during the continuation of an Event of Default under subsection 7.1(f) or 7.1(g)), such US Revolving Lender shall be deemed to have made a US Revolving Loan to the US Borrower in an amount equal to the US Dollar Equivalent of such payment by such US Revolving Lender determined as of the date of such payment, which, upon receipt thereof by such US L/C Issuer, the US Borrower shall be deemed to have used in whole to repay such US L/C Reimbursement Obligation. Any such payment that is not deemed a US Revolving Loan shall be deemed a funding by such US Revolving Lender of its participation in the applicable US Letter of Credit and the US Letter of Credit Obligation in respect of the related US L/C Reimbursement Obligations. Such participation shall not otherwise be required to be funded. Following receipt by any US L/C Issuer of any payment from any US Revolving Lender pursuant to this clause (vi) with respect to any portion of any US L/C Reimbursement Obligation, such US L/C Issuer shall promptly pay over to such US Revolving Lender all duplicate payments received from Persons other than Lenders making payment on behalf of a Credit Party by such US L/C Issuer with respect to such portion of such US L/C Reimbursement Obligation.

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(vii)    Obligations Absolute. The obligations of the US Borrower and the US Revolving Lenders pursuant to clauses (iv), (v) and (vi) above shall be absolute, unconditional and irrevocable and performed strictly in accordance with the terms of this Agreement irrespective of (A) (i) the invalidity or unenforceability of any term or provision in any US Letter of Credit, any document transferring or purporting to transfer a US Letter of Credit, any Loan Document (including the sufficiency of any such instrument), or any modification to any provision of any of the foregoing, (ii) any document presented under a US Letter of Credit being forged, fraudulent, invalid, insufficient or inaccurate in any respect or failing to comply with the terms of such US Letter of Credit or (iii) any loss or delay, including in the transmission of any document, (B) the existence of any setoff, claim, abatement, recoupment, defense or other right that any Person (including any Credit Party) may have against the beneficiary of any US Letter of Credit or any other Person, whether in connection with any Loan Document or any other Contractual Obligation or transaction, or the existence of any other withholding, abatement or reduction, (C) in the case of the obligations of any US Revolving Lender, (i) the failure of any condition precedent set forth in Section 2.2 to be satisfied (each of which conditions precedent the US Revolving Lenders hereby irrevocably waive) or (ii) any adverse change in the condition (financial or otherwise) of any Credit Party and (D) any other act or omission to act or delay of any kind of either Agent, any Lender or any other Person or any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this clause (vii), constitute a legal or equitable discharge of any obligation of the US Borrower or any US Revolving Lender hereunder. No provision hereof shall be deemed to waive or limit the US Borrower’s right to assert claims against, or seek repayment of any payment of any US L/C Reimbursement Obligations from, the US L/C Issuer under the terms of the applicable US L/C Reimbursement Agreement, any other documentation entered into with respect to the relevant Letters of Credit or applicable law.

(viii)    Periodic Computation of US Dollar Equivalent Amount of Foreign Currency US Letters of Credit. On and as of the last Business Day of each calendar quarter and on any other Business Day elected by the US Agent in its discretion, the US Agent will determine the aggregate US Dollar Equivalent amount of all US Letter of Credit Obligations for outstanding Foreign Currency US Letters of Credit. Each day upon or as of which the US Agent determines such US Dollar Equivalent amount is herein described as a “Computation Date”. If at any time the aggregate US Dollar Equivalent of all Letter of Credit Obligations for all Letters of Credit exceeds the L/C Sublimit due to exchange rate fluctuations for any Foreign Currencies in which outstanding Foreign Currency US Letters of Credit have been issued (calculated as of the most recent Computation Date), no further US Letters of Credit, whether denominated in Dollars or a Foreign Currency, shall then be issued (other than renewals and extensions, but not increases, of previously issued and outstanding US Letters of Credit, which shall continue to be permitted to be issued hereunder by the applicable US L/C Issuer, notwithstanding the L/C Sublimit continuing to be exceeded) unless and until after giving effect to the issuance of any such additional US Letter of Credit and the determination of the US Dollar Equivalent of all US Letter of Credit Obligations for outstanding Foreign Currency US Letters of Credit

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(calculated as of the most recent Computation Date), the L/C Sublimit will not be exceeded.

(e)    Modification of Foreign Currency Payments Provision. Section 11.4(b) is hereby amended and restated in its entirety to hereafter be and read as follows:

(b)    Interest and principal on all Loans funded in a particular currency will be paid or repaid in that same currency, and interest and principal on all unreimbursed payments made by any US L/C Issuer pursuant to a US Letter of Credit in a particular currency will be paid or repaid in Dollars in an amount equal to the US Dollar Equivalent of the applicable amount determined as of the applicable calculation date in accordance with the other applicable terms of this Agreement; provided that all expense reimbursements hereunder shall be paid in Dollars. For purposes of preparing financial statements, amounts in any currency other than Dollars will be converted to Dollars based on GAAP, consistently applied, for the purposes of preparing cash flow statements and income statements. If the Appropriate Agent or any US L/C Issuer receives any payment from or on behalf of any Credit Party in a currency other than the currency in which the relevant Obligation is denominated, the Appropriate Agent or such US L/C Issuer, as applicable, may convert the payment (including the monetary proceeds of realization upon any Collateral and any funds held in a cash collateral account) into the currency in which the relevant Obligation is payable at the exchange rate published in the Wall Street Journal on the Business Day closest in time to the date on which such payment was due (or if such reference is not available, by such other method reasonably determined by Appropriate Agent or such US L/C Issuer, as applicable). The relevant Obligations shall be satisfied only to the extent of the amount actually received by the Appropriate Agent or the applicable US L/C Issuer, as applicable, upon such conversion. Unless otherwise specified herein, all determinations of US Dollar Equivalents (calculating financial covenants and determining compliance with covenants expressed in Dollars) shall be determined by reference to the Wall Street Journal published on the Business Day closest in time to the relevant date of determination or for the relevant period of determination or by such other method reasonably determined by the Appropriate Agent in accordance with such Appropriate Agent’s customary practice for commercial loans being administered by it.

Section 7. Representations and Warranties. The Credit Parties, jointly and severally, represent and warrant to the Agents, the L/C Issuers and the Lenders that the representations and warranties contained in Article III of the Credit Agreement and in all of the other Loan Documents are true and correct in all material respects on and as of the effective date hereof as though made on and as of such effective date, except to the extent any such representation or warranty is stated to relate solely to an earlier date. The Credit Parties hereby certify that no event has occurred and is continuing which constitutes a Default or an Event of Default under the Credit Agreement. Additionally, the Credit Parties, jointly and severally, hereby represent and warrant to the Agents, the L/C Issuers and the Lenders that the resolutions of the board of directors of each of the Credit Parties previously delivered to the Agents by the Credit Parties in connection with the execution and delivery of the Credit Agreement (i) remain in full force and effect as of the effective date hereof and have not been modified, amended, superseded or revoked, and (ii) authorize the execution of

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this Amendment by each of the Credit Parties without the requirement of any further consents, resolutions or authorizations of any of the directors of any of the Credit Parties.

Section 8. Conditions Precedent to Effectiveness of this Amendment. Notwithstanding any provisions to the contrary set forth in this Amendment, the effectiveness of this Amendment is expressly conditioned upon the satisfaction of each of the following:

(a)    the US Agent (or its counsel) shall have received (i) from each party hereto either (A) a counterpart of this Amendment executed on behalf of such party or (B) written evidence satisfactory to the US Agent (which may include facsimile or other electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Agreement, (ii) from US Borrower either (A) a counterpart of each replacement US Revolving Note of even effective date herewith for each undersigned US Revolving Lender, executed by US Borrower payable to the order of the applicable US Revolving Lender in the amount of such US Revolving Lender’s US Revolving Loan Commitment shown in Schedule 1.1(b) hereto or (B) written evidence satisfactory to the US Agent (which may include facsimile or other electronic transmission of a signed signature page thereof) that US Borrower has signed a counterpart of each such replacement US Revolving Note, (iii) from Canadian Borrower either (A) a counterpart of each replacement Canadian Revolving Note of even effective date herewith for each undersigned Canadian Lender, executed by Canadian Borrower payable to the order of the applicable Canadian Lender in the amount of such Canadian Lender’s Canadian Revolving Loan Commitment shown in Schedule 1.1(b) hereto or (B) written evidence satisfactory to the US Agent (which may include facsimile or other electronic transmission of a signed signature page thereof) that Canadian Borrower has signed a counterpart of each such replacement Canadian Revolving Note, and (iv) from US Borrower either (A) a counterpart of each replacement US Term Note of even effective date herewith for each undersigned US Term Lender, executed by US Borrower payable to the order of the applicable US Term Lender in the outstanding principal amount of the respective US Term Loan of such US Term Lender shown in Exhibit A hereto or (B) written evidence satisfactory to the US Agent (which may include facsimile or other electronic transmission of a signed signature page thereof) that US Borrower has signed a counterpart of each such replacement US Term Note;

(b)    the US Agent shall have received a good standing certificate for each Credit Party from its jurisdiction of organization or the substantive equivalent available in the jurisdiction of organization for each Credit Party from the appropriate governmental officer in such jurisdiction;

(c)    no Default or Event of Default shall have occurred and be continuing as of the effective date of this Amendment; and

(d)    all fees and expenses due and payable by the Borrowers under the terms of the fee letter entered into between the US Agent and the Borrowers in connection with the amendment and modification of the Credit Agreement evidenced by this Amendment shall have been paid in full, and the Agents and the Lenders shall have received all fees required to be paid, and all expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel), on or before the effective date of this Amendment.

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Section 9. Limitations. The amendments set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to, or waiver or modification of, any other term or condition of the Credit Agreement or any of the other Loan Documents, or (b) except as expressly set forth herein, prejudice any right or rights which the Lenders may now have or may have in the future under or in connection with the Credit Agreement, the Loan Documents or any of the other documents referred to therein. Except as expressly modified hereby or by express written amendments thereof, the terms and provisions of the Credit Agreement and any other Loan Documents or any other documents or instruments executed in connection with any of the foregoing are and shall remain in full force and effect. In the event of a conflict between this Amendment and any of the foregoing documents, the terms of this Amendment shall be controlling.

Section 10. Ratification. Except as expressly amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect. The Credit Agreement, as amended hereby, and all rights and powers created thereby or thereunder and under the other Loan Documents are in all respects ratified and confirmed and remain in full force and effect. The Credit Parties hereby (a) confirm that each of the respective Collateral Documents previously executed by any US Credit Party apply and shall continue to apply to all Obligations evidenced by or arising pursuant to the Credit Agreement, as amended hereby, or any other Loan Documents, (b) confirm that each of the respective Collateral Documents previously executed by the Canadian Borrower apply and shall continue to apply to all Canadian Obligations evidenced by or arising pursuant to the Credit Agreement, as amended hereby, or any other Loan Documents, and (c) acknowledge that without this ratification and confirmation, the Agents, the Issuing Banks and the Lenders would not agree to the modifications of the Credit Agreement which are evidenced by this Amendment.

Section 11. Payment of Expenses. The Credit Parties agree to pay, as set forth in Sections 9.5 and 9.6 of the Credit Agreement, all costs and expenses arising in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the fees and expenses of legal counsel for the Agents.

Section 12. Descriptive Headings, etc. The descriptive headings of the several Sections of this Amendment are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

Section 13. Entire Agreement. This Amendment and the documents referred to herein represent the entire understanding of the parties hereto regarding the subject matter hereof and supersede all prior and contemporaneous oral and written agreements of the parties hereto with respect to the subject matter hereof, including, without limitation, any commitment letters regarding the transactions contemplated by this Amendment.

Section 14. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts and all of such counterparts shall together constitute one and the same instrument. Complete sets of counterparts shall be lodged with the Borrowers, the Lenders and the Administrative Agents.

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Section 15. References to Credit Agreement. As used in the Credit Agreement (including all Exhibits thereto) and all other Loan Documents, on and subsequent to the effective date hereof, the term "Agreement" shall mean the Credit Agreement, as amended by this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

NOTICE PURSUANT TO TEX. BUS. & COMM. CODE §26.02

THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES BEFORE OR SUBSTANTIALLY CONTEMPORANEOUSLY WITH THE EXECUTION HEREOF TOGETHER CONSTITUTE A WRITTEN CREDIT AGREEMENT AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

US BORROWER:
THERMON INDUSTRIES, INC.

Name:	/s/ Rodney Bingham
Title:	President and CEO
CANADIAN BORROWER:
THERMON CANADA INC.

Name:	/s/ Rodney Bingham
Title:	Treasurer
OTHER CREDIT PARTIES:
THERMON HOLDING CORP.

Name:	/s/ Rodney Bingham
Title:	President and CEO

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THERMON MANUFACTURING COMPANY

Name:	/s/ Rodney Bingham
Title:	President and CEO
THERMON HEAT TRACING SERVICES, INC.

Name:	/s/ Rodney Bingham
Title:	President
THERMON HEAT TRACING SERVICES-II, INC.

Name:	/s/ Rodney Bingham
Title:	President
THERMON HEAT TRACING SERVICES-I, INC.

Name:	/s/ Rodney Bingham
Title:	President

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AGENTS, ISSUING BANKS     AND LENDERS:
JPMORGAN CHASE BANK, N.A., as US Agent,
    US Swingline Lender, a US L/C Issuer and
a US Lender

Name:	/s/ Melissa Burnett
Title:	Senior Commercial Banker

JPMORGAN CHASE BANK, N.A., TORONTO
    BRANCH, as Canadian Agent, Canadian
    Swingline Lender, a Canadian L/C Issuer and     a     Canadian Lender

Name:	/s/ Deborah Booth
Title:	Vice President
WELLS FARGO BANK, NATIONAL     ASSOCIATION, as a US Term Lender

Name:	/s/ Christopher Grover
Title:	Vice President

WELLS FARGO BANK, N.A., CANADIAN     BRANCH, as a US Revolving Lender and a     Canadian Lender

Name:	/s/ Mark Beck
Title:	Vice President

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BANK OF MONTREAL,
as a US Lender

Name:	/s/ Thomas Hasenauer
Title:	Vice President

BANK OF MONTREAL,
as a Canadian Lender

Name:	/s/ R. Wright
Title:	Director
BRANCH BANKING AND TRUST COMPANY,
as a US Lender

Name:	/s/ Candace C. Moore
Title:	Vice President

BRANCH BANKING AND TRUST COMPANY,     as a Canadian Lender

Name:	/s/ Candace C. Moore
Title:	Vice President

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EXHIBIT A

Outstanding Principal Amount of US Term Loans (As of August 26, 2015)
Outstanding Principal Amount of US Term Loans

JPMorgan Chase Bank, N.A.	$30,385,321.10
Wells Fargo Bank, National Association	$30,385,321.10
Bank of Montreal	$21,364,678.90
Branch Banking and Trust Company	$21,364,678.90

Total	$103,500,000.00

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Schedule 1.1(b)

Revolving Loan Commitments

US Revolving Loan Commitments

JPMorgan Chase Bank, N.A.	$17,614,678.90
Wells Fargo Bank, N.A., Canadian Branch	$17,614,678.90
Bank of Montreal	$12,385,321.10
Branch Banking and Trust Company	$12,385,321.10

Total	$60,000,000

Canadian Revolving Loan Commitments

JPMorgan Chase Bank, N.A., Toronto Branch	US$17,614,678.90
Wells Fargo Bank, N.A., Canadian Branch	US$17,614,678.90
Bank of Montreal	US$12,385,321.10
Branch Banking and Trust Company	US$12,385,321.10

Total	US$60,000,000

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